Exhibit 10.6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

AMENDED AND RESTATED PURCHASE AGREEMENT

This Amended and Restated Purchase Agreement (the “Agreement”) is made as of April 28, 2017, by and among National Oilwell Varco, L.P., acting through its mobile rig group, a Delaware limited partnership, having an office at 10353 Richmond Avenue, Houston, Texas 77042 (“NOV” or “Seller”), Ranger Energy Services, LLC, a Delaware limited liability company, having an office at 800 Gessner, Suite 1000, Houston, Texas 77024 (“Ranger” or “Buyer”), Ranger Energy Leasing, LLC, a Delaware limited liability company, having an office at 800 Gessner, Suite 1000, Houston, Texas 77024 (“Ranger Leasing”), and, for the limited purposes of Section 10 hereof, Ranger Energy Services, Inc., a Delaware corporation, having an office at 800 Gessner, Suite 1000, Houston, Texas 77024 (“Parent”). “Party” means either Ranger, Ranger Leasing, Parent or NOV, and “Parties” means Ranger, Ranger Leasing, Parent and NOV.

WITNESSETH:

WHEREAS, Ranger and NOV entered into that certain Purchase Agreement, dated as of February 22, 2017, as amended by that certain Amendment No. 1 to Purchase Agreement dated March 9, 2017 (together, the “Original Purchase Agreement”);

WHEREAS, the Parties desire to enter into this Agreement in order to amend and restate in its entirety the Original Purchase Agreement, as provided herein, to evidence Ranger’s purchase of two (2) mobile rigs, including auxiliaries, and to evidence Ranger Leasing’s desire to buy from NOV, and NOV’s desire to sell to Ranger Leasing, an additional twenty eight (28) mobile rigs, including auxiliaries, on the terms and conditions hereinafter set forth;

WHEREAS, two (2) mobile rigs have already been delivered to Ranger pursuant to the terms of the Original Purchase Agreement; and

WHEREAS, by execution of this Agreement, Ranger will assign the right and obligation to purchase the additional twenty eight (28) rigs that have not yet been sold or delivered pursuant to the terms of the Original Purchase Agreement, to Ranger Leasing, and Ranger Leasing will subsequently lease them to Ranger.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, it is agreed by and among the Parties hereto as follows:

1.                                      Ranger hereby assigns its right and obligation to purchase the additional twenty eight (28) rigs that have not yet been sold or delivered pursuant to the terms of the Original Purchase Agreement to Ranger Leasing.  As of the date of this Agreement and per the terms of the Original Purchase Agreement two (2) mobile rigs have been delivered by NOV to Ranger as described in Summary of Deliverables attached hereto as Exhibit “A”.  Ranger Leasing hereby agrees to purchase an additional twenty eight (28) mobile rigs with accessories as described in Summary of Deliverables attached hereto as Exhibit “A” (each mobile rig with accessories shall be referred to as a “Mobile Rig Package” and all Mobile Rig Packages shall collectively be referred to as the “Equipment”).

2.                                      Each of the Mobile Rig Packages shall be delivered FCA, NOV’s facility, Victoria, Texas USA (in accordance with INCOTERMS 2010) within 2017 on dates to be mutually agreed. Ranger, Ranger Leasing and NOV agree that neither liquidated damages nor early delivery bonuses shall be assessed under this Agreement for the late or early delivery of the Equipment. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ELSEWHERE, DELIVERY DATES ARE APPROXIMATE, AND NOV SHALL HAVE NO LIABILITY FOR DAMAGES ARISING OUT OF A FAILURE TO KEEP THE DELIVERY DATE, REGARDLESS OF THE LENGTH OF THE DELAY AND REGARDLESS OF CAUSE (AS DEFINED IN SECTION 14).  In the event NOV becomes aware of any potential delay beyond the agreed-upon delivery dates, NOV shall promptly notify Ranger Leasing on a priority basis of such delay and its anticipated plan for addressing such delay.  NOV shall use reasonable efforts to devote sufficient time and effort and to allocate sufficient personnel resources as may be required for the manufacture, assembly and testing of the Equipment within the time periods mutually agreed.

3.                                      The total cumulative price for the Equipment is ***** United States Dollars (US $*****) (the “Purchase Price”), as set forth in the Summary of Deliverables attached hereto as Exhibit “A”.

4.                                      The Purchase Price shall be paid as follows:

a)    Prior to the date hereof, for the two (2) Mobile Rig Packages purchased by Ranger, Ranger paid *****.

b)    On or around the date hereof, as a down payment for the twenty eight (28) Mobile Rig Packages purchased by Ranger Leasing, Ranger Leasing paid *****.

c)     Following the date hereof, Ranger Leasing shall pay the following additional amounts for the twenty eight (28) Mobile Rig Packages purchased by Ranger Leasing: *****

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

5.                                      The Parties agree that this Agreement is subject to and governed by National Oilwell Varco, L.P. and its Affiliates Terms and Conditions for the Provision of Equipment, Parts, Services or Rental attached hereto as Exhibit “B”.

6.                                      *****, title to each Mobile Rig Package shall pass to Ranger or Ranger Leasing, as applicable, upon delivery FCA, NOV’s facility, Victoria, Texas USA (in accordance with INCOTERMS 2010) of the relevant Mobile Rig Package. Risk of loss or damage for each Mobile Rig Package shall pass to Ranger or Ranger Leasing, as applicable, upon delivery FCA, NOV’s facility, Victoria, Texas USA (in accordance with INCOTERMS 2010) of the relevant Mobile Rig Package.

7.                                      *****

8.                                      Ranger and Ranger Leasing, as applicable, shall purchase from and maintain in a company or companies approved by NOV with an AM Best Rating of at least  A VII and lawfully authorized to do business in the United States such insurance as will protect NOV and Ranger and Ranger Leasing, as applicable, from claims set forth below that may arise out of or result from Ranger’s and Ranger Leasing’s, as applicable, operations under this Agreement and for which Ranger or Ranger Leasing, as applicable, may be legally liable, whether such operations be by Ranger or Ranger Leasing, as applicable, and/or any Ranger’s or Ranger leasing’s, subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

i.                  *****;

ii.               *****;

iii.            Statutory Worker’s Compensation Insurance and Employers Liability Insurance, in the amount of $2,000, 000 (Two Million Dollars) per Occurrence;

iv.           Comprehensive General Liability, including coverage for Bodily Injury and Property Damage, including Completed Operations and Contractual Liabilities assumed herein, with single limits coverage of not less than $10,000,000 (Ten Million Dollars). Coverage for Completed Operations shall be continuously maintained for a period of two (2) years after delivery of the last Mobile Rig Package but in any event for the duration of the warranty period for the last delivered Mobile Rig Package;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

v.              Automobile Liability Insurance with a Combined Bodily Injury and Property Damage Limit of not less than $1,000,000 (One Million Dollars) per Occurrence covering Ranger’s owned, hired or non-owned vehicles that are used in the performance of work under this Agreement; and

vi.           Umbrella/Excess Liability over and above underlying coverages (i-iii) and (iv) above, with a Combined Single Limit of not less than $5,000,000 (Five Million Dollars) per Occurrence that covers the limits of liability stated for General Liability, Employers Liability or equivalent and Automobile Liability;

Ranger and Ranger Leasing, as applicable, shall ensure that all such provided insurances include waivers of subrogation in favor of NOV Group (meaning Seller Group). Ranger and Ranger Leasing, as applicable, shall ensure that the NOV Group is named as an additional insured on all policies referenced in (iv-v) and (vi), *****

Ranger and Ranger Leasing, as applicable, must place the insurances with reputable insurance companies properly safeguarding NOV against its exposures associated with entering into this Agreement and Ranger or Ranger Leasing, as applicable, shall cover all expenses in this regard including paying the applicable deductibles under any insurance policies. Any deductible greater than $100,000 must be specifically approved by NOV.

Ranger and Ranger Leasing, as applicable, shall furnish to NOV insurance certificates confirming all such insurance has been placed in accordance with the terms of this Agreement and specifying the names of the insurers, policy numbers and expiry dates. None of the insurances required by Ranger and Ranger Leasing, as applicable, in this section 8 shall be cancelled, altered or amended without the prior written approval of NOV.

9.                                      *****

10.                               *****

Ranger, Ranger Leasing and Parent acknowledge that each of them is receiving substantial direct and indirect benefits from the terms established pursuant to this Agreement *****. In consideration of the foregoing and notwithstanding anything herein or elsewhere to the contrary, Ranger, Ranger Leasing and Parent hereby irrevocably and unconditionally agree that Ranger, Ranger Leasing and Parent are jointly and severally liable for all the liabilities and obligations of Ranger and Ranger Leasing hereunder, whether now or hereafter existing or due or to become due. The payment obligations and indemnities of Ranger and Ranger Leasing under this Agreement ***** may be enforced by NOV against any of Ranger, Ranger Leasing or Parent or all of them in any manner or order selected by NOV in its sole discretion. Each of Ranger, Ranger Leasing and Parent hereby irrevocably waive (i) any rights of subrogation and (ii) any rights of contribution, indemnity or reimbursement, in each case, that it may acquire or that may arise against each other due to any payment or performance made under this Agreement ***** until all obligations of Ranger and Ranger Leasing under this Agreement ***** shall have been fully satisfied.

Ranger, Ranger Leasing and Parent agree that if at any time during the term of this Agreement, there is a material adverse change in the financial condition of any of Ranger, Ranger Leasing or Parent, then Ranger, Ranger Leasing and Parent shall provide ***** financial security in a form reasonably satisfactory to NOV, which security may include, but is not limited to, a letter of credit or ***** guaranty.

11.                               Each Party shall keep the information provided to it by the other Party and related to this Agreement or the Equipment as confidential; provided, that this requirement does not apply to information that is (a) at the time of disclosure in the public domain or thereafter comes into the public domain through no fault of the recipient; (b) already known by the recipient, (c) rightly received by recipient from a third party not under a confidentiality obligation and without breach of this Agreement; (d) independently developed by the Party without breach of this Agreement; or (e) as ***** required to be disclosed pursuant to applicable law or regulation. The Parties shall not otherwise use such information for any purpose other than as set forth under this Agreement nor shall either Party disclose any such information to any third party without the prior express written consent of the disclosing party.  Notwithstanding the foregoing, Ranger may disclose the historic relationship between Ranger and its predecessor entities, on one hand, and NOV, on the other hand, including Ranger’s long-standing use of the self-deployment rig and Ranger’s and NOV’s co-technology relationship and the existence, but never the terms, of this Agreement. If Ranger wishes to issue a press release or in any other way publicly share or publish information about this Agreement or anything related hereto, Ranger will first provide NOV with a draft of such statement and allow NOV not less than 24 hours within which to comment or to take action objecting to such disclosure before any relevant court.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

12.                               To the extent Ranger or Ranger leasing fail to meet any payment obligation hereunder as and when due and payable, such payment obligation shall bear interest at a rate of 3.7 % per annum, and such accrued interest shall be due and payable on demand by NOV.

Without prejudice to NOV’s right to charge interest in accordance with this section 12, in the event that Ranger or Ranger leasing fail to make any payment on the required date, then after a ten (10) day grace period to cure such default, NOV may, at its option and at any time after the expiry of said grace period, suspend delivery or performance of the work under the Agreement or any part thereof without liability and without prejudice to, and without limitation of, any other remedy available to NOV until Ranger or Ranger Leasing, as applicable, cures the default or satisfactory security for payment has been provided. NOV shall have the option to extend the delivery date by a time at least equal to the period of such suspension. Notwithstanding the above in this sub-section, NOV may, at its option and at any time after the expiry of said grace period and notwithstanding any suspension, terminate this Agreement by immediate written notice without liability or fault, and recover from Ranger and Ranger Leasing the NOV’s Cancellation Charges.

“NOV’s Cancellation Charges” means NOV’s retention of any ***** payment(s) due prior to the effective date of termination, ***** plus an additional amount as necessary so that NOV is at a minimum compensated for all its costs incurred and work performed under the Agreement prior to the effective date of termination plus a reasonable profit.

13.                               Ranger and Ranger Leasing may not terminate this Agreement for convenience without the written consent of NOV. Such decision shall be entirely at NOV’s discretion. Should NOV consent to such termination, or should Ranger or Ranger Leasing for any reason wrongfully terminate this Agreement, NOV shall be entitled to NOV’s Cancellation Charges.

14.                               NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR (1) PAYMENTS DUE TO NOV UNDER SECTIONS 3 AND 4, AND (2) NOV’S CANCELLATION CHARGES UNDER SECTION 12 AND 13, NEITHER PARTY SHALL BE LIABLE TO THE OTHER AND EACH PARTY RELEASES THE OTHER FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR LOSSES, AND FOR ANY DAMAGES FOR LOST PRODUCTION, EQUIPMENT DOWNTIME OR STANDBY TIME, LOST REVENUE, LOST PRODUCT, LOST PROFIT, LOST BUSINESS OR BUSINESS OPPORTUNITIES, WHETHER DIRECT OR INDIRECT AND WHETHER FORESEEABLE AT THE DATE OF THIS AGREEMENT, REGARDLESS OF CAUSE.

NOTWITHSTANDING ANY PROVISIONS TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL NOV GROUP’S TOTAL CUMULATIVE LIABILITY FOR ALL CLAIMS, DAMAGES, CAUSES OF ACTION, DEMANDS, JUDGMENTS, FINES, PENALTIES, AWARDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COSTS OF LITIGATION) ARISING FROM, RELATING TO, OR IN CONNECTION WITH ANY ONE MOBILE RIG PACKAGE OR THE PERFORMANCE, NON-PERFORMANCE OR MIS-PERFORMANCE OF THIS AGREEMENT, WHETHER ARISING IN CONTRACT, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, EXCEED *****, AS APPLICABLE FOR SUCH MOBILE RIG PACKAGE, REGARDLESS OF CAUSE, AND RANGER AND RANGER LEASING SHALL RELEASE, INDEMNIFY, SAVE, PROTECT, DEFEND AND HOLD HARMLESS NOV GROUP FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, CAUSES OF ACTION, DEMANDS, JUDGMENTS, FINES, PENALTIES, AWARDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COSTS OF LITIGATION) IN EXCESS OF NOV GROUP’S TOTAL LIABILITY, WHETHER ASSERTED BY OR IN FAVOR OF RANGER GROUP OR ANY THIRD PARTY, REGARDLESS OF CAUSE.

“REGARDLESS OF CAUSE” MEANS THE RELEASES, INDEMNITIES, EXCLUSIONS AND LIMITATIONS OF LIABILITY, AND OTHER OBLIGATIONS OF THE PARTIES   SHALL APPLY TO ANY REFERENCED CLAIM(S), LOSSES OR DAMAGES WITHOUT REGARD TO THE CAUSE(S) THEREOF, INCLUDING BUT NOT LIMITED TO, PRE-EXISTING CONDITIONS, WHETHER SUCH CONDITIONS BE PATENT OR LATENT, IMPERFECTION OF MATERIAL, IMPERFECTION OF SERVICE, DEFECT OR FAILURE OF PRODUCTS OR EQUIPMENT, BREACH OF REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED), ULTRAHAZARDOUS ACTIVITY, STRICT LIABILITY, TORT, BREACH OF CONTRACT, BREACH OF DUTY (STATUTORY OR OTHERWISE), BREACH OF ANY SAFETY REQUIREMENT OR REGULATION, OR THE NEGLIGENCE OR OTHER LEGAL FAULT OR RESPONSIBILITY OF

ANY PERSON OR PARTY (INCLUDING THE INDEMNIFIED OR RELEASED PARTY’S GROUP), OR ITS EMPLOYEES OR AGENTS, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE.

15.                               Subject to confidentiality obligations owed to third parties, each party shall promptly notify the other party in writing of any potential rig modifications or improvements it makes or determines are advisable which could reasonably be expected to improve performance of the Mobile Rig Packages, including, with respect to NOV, those it makes or determines are advisable for other clients.  In the event Ranger or Ranger Leasing provides NOV with new suggested improvements to the Mobile Rig Packages that are incorporated into the Mobile Rig Packages delivered to Ranger or Ranger Leasing, for a period of twelve (12) months following delivery of any applicable Mobile Rig Package, however, ending not later than December 31, 2018, NOV shall not during this period incorporate such improvements into any rigs sold to third parties without Ranger’s prior written consent which shall not be unreasonably withheld or delayed.

16.                               Any changes to the scope or this Agreement shall be made in writing and be signed by the Parties stating their agreement on changes including but not limited to changes in the scope of work, the amount of the adjustment in the purchase price for the relevant Mobile Rig Package(s), the Purchase Price and estimated delivery date, if relevant.

17.                               This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas, excluding conflicts and choice of law principles that would require the application of any other law.  Any dispute, action or proceeding arising out of or relating to this Agreement must be brought in a state or federal court sitting in Harris County, Texas, and each of the Parties hereby agrees to irrevocably submit itself to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or convenience of forum.

18.                               In the event of a conflict between the provisions of the Agreement and the provisions of any Exhibit hereto, the provisions of the Agreement shall take precedence over the provisions of any such Exhibit.  The Parties shall exercise good faith and use their best efforts to promptly resolve any such conflict that arises hereunder.

19.                               This Agreement, including Exhibits A-C, represents the entire and integrated agreement between the Parties and supersedes prior negotiations, representations or agreements, either written or oral, including, without limitation, the Original Purchase Agreement, which is amended and restated in its entirety hereby.

[Signature page follows.]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

IN WITNESS WHEREOF, the Parties hereto by their duly authorized representatives have executed this Agreement as of the day and year first above written.

RANGER ENERGY SERVICES, LLC

BY:	/s/ Darron Anderson

NAME:	Darron Anderson

TITLE:	Chief Executive Officer

RANGER ENERGY LEASING, LLC

BY:	/s/ Darron Anderson

NAME:	Darron Anderson

TITLE:	Chief Executive Officer

RANGER ENERGY SERVICES, INC

BY:	/s/ Darron Anderson

NAME:	Darron Anderson

TITLE:	Chief Executive Officer

NATIONAL OILWELL VARCO, L.P.
by its general partner
NOW Oilfield Services, LLC.

BY:	/s/ Joe Rovig

NAME:	Joe Rovig

TITLE:	President — RIG Systems

Exhibit “A” - Summary of Deliverables

Exhibit “B” - National Oilwell Varco, L.P. and its Affiliates Terms and Conditions for the Provision of Equipment, Parts, Services or Rental

Exhibit “C” - *****

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

RANGER RIGS — Summary of Deliverables — Exhibit A

Mfg. #	Model	Description	Engine/Transmission	Drawworks	Mast	Price to Ranger		Add Ons		Base Beam		Mud Tank		Mud Pumps		Pipe Racks		Pack Price		Contractual Delivery
31727	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	DELIVERED
31797	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	DELIVERED
31800	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Apr-17
31801	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Apr-17
31903	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Apr-17
31804	5C	5CH (Outrigger)	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Apr-17
31880	4C	4CH	DD Series 60 450 HP/Allison 4700 OFS	D500BB with Parmac	102-200K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	May-17
31771	6C	6CH	DD Series 60 525 HP/Allison 4700 OFS	D500BB with Parmac	112-300K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	May-17
31806	6C	6CH	DD Series 60 525 HP/Allison 4700 OFS	D500BB with Parmac	117-300K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	May-17
31881	4C	4CH	DD Series 60 450 HP/Allison 4700 OFS	D500BB with Parmac	102-200K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jun-17
31904	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jun-17
31913	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jun-17
31914	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jun-17
31916	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jul-17
31917	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jul-17
31807	6C	6CH	DD Series 60 525 HP/Allison 4700 OFS	D500BB with Parmac	117-300K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jul-17
31519	4C	4CUBB	Cummins ISX 425 HP/Allison 4500/Cotta Drop	UD514BB with Parmac	102-200K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Jul-17
31918	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Aug-17
31919	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Aug-17
31516	4C	4CUBB	Cummins ISX 425 HP/Allison 4500/Cotta Drop	UD514BB with Parmac	102-200K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Aug-17
31518	4C	4CUBB	Cummins ISX 425 HP/Allison 4500/Cotta Drop	UD514BB with Parmac	102-200K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Sep-17
31920	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Sep-17
31921	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Sep-17
31922	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Sep-17
31923	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Oct-17
31924	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Oct-17
31926	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Oct-17
31927	5C	5CH	DD Series 60 500 HP/Allison 4700 OFS	D500BB with Parmac	104-250K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Oct-17
31925	6C	6CH	DD Series 60 525 HP/Allison 4700 OFS	D500BB with Parmac	112-300K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Nov-17
31805	4C	4CH	DD Series 60 450 HP/Allison 4700 OFS	D500BB with Parmac	102-200K	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	$	*****	Dec-17
												TOTAL PURCHASE PRICE							*****

1

NATIONAL OILWELL VARCO, L.P. AND ITS AFFILIATES

TERMS AND CONDITIONS FOR THE PROVISION OF EQUIPMENT, PARTS, SERVICES OR RENTAL

1.              ACCEPTANCE

Orders or other requests, whether oral or written, for the supply or sale of machinery or equipment (“Equipment”), or for the supply or sale of spare or replacement parts (“Parts”), or for the provision of services (“Services”), or for the rental of machinery or equipment (“Rental”) to be provided by National Oilwell Varco, L.P., on behalf of itself and its divisions and subsidiaries, or by its affiliates (“Seller”) to its customers (each a “Buyer”) (the “Order(s)”) are subject to Seller’s written acceptance by an authorized representative of Seller and any Orders so accepted will be governed by (a) the terms and conditions stated in these Terms and Conditions for provision of Equipment, Parts, Services or Rental (the “Terms and Conditions”); (b) the written proposal submitted by Seller to Buyer (“Proposal”), if any;

(c) the written order acknowledgment issued by Seller to Buyer (“Acknowledgment”), if any; and, (d) any change orders identified as such and agreed to in writing by Seller (the Order, Terms and Conditions, Proposal, Acknowledgment, and any such change order, and any such additional terms as agreed to in writing by an authorized representative of Seller collectively referred to herein as the “Agreement”). Buyer’s submission of a purchase order (or other similar document) shall be deemed to be an express acceptance of these Terms and Conditions notwithstanding language in Buyer’s purchase order (or other similar document) inconsistent herewith, and any inconsistent language in Buyer’s purchase order (or other similar document) is hereby rejected. Buyer’s purchase order (or other similar document) is incorporated in this Agreement, only to the extent of specifying the nature and description of the Equipment, Parts, Services or Rental and then only to the extent consistent with the Proposal or Acknowledgment. In the event of any conflict between a Proposal and an Acknowledgement, the Acknowledgment shall prevail.

2.              PRICES

Prices of Equipment, Parts, Services or Rental shall be as stated in the Proposal or Acknowledgment, or if there is no Proposal or Acknowledgment, as otherwise agreed to in writing by Seller. Unless otherwise specified, all prices contained in a Proposal are valid for thirty (30) days from date of issue of the Proposal. All price quotations are EXW Seller’s premises (INCOTERMS 2010), or as agreed per the Proposal or Acknowledgement and are subject to change without notice. Seller bears no responsibility for any consular fees, fees for legalizing invoices, certificates of origin, stamping bills of lading, or other charges required by the laws of any country of destination, or any fines, penalties or interest imposed due to incorrect declarations. Charges will be added for factory preparation and packaging for shipment. Minimum freight and invoice charges in effect at the time of the Order shall apply. If by reason of any act of government, the cost to Seller of performing its obligations hereunder is increased, such increase shall be added to the quoted price.

3.              TAXES

Transaction Taxes. In addition to the charges due under this Agreement, the Buyer shall be responsible for, and shall protect, indemnify, defend and save harmless Seller from and against the reporting, filing and payment of any taxes, duties, charges, licenses, or fees (and any related fines, penalties or interest and the like) imposed directly on Buyer as a result of this Agreement and all liabilities, costs, and associated expenses (including lawyers’ and experts’ fees) which may be incurred in connection therewith. Such taxes, duties, charges, licenses, or fees include but are not limited to any local, state, federal, foreign, or international sales, use, value added tax (“VAT”), goods and services tax (“GST”), rental, import, export, personal property, stamp, excise and like taxes and duties. If Seller pays any such tax, Buyer shall, within thirty (30) days of Seller’s demand, reimburse Seller for the tax including interest, fines, and penalties, paid by the Seller. It shall be Buyer’s sole obligation after payment to Seller to challenge the applicability of any tax.

Notwithstanding the foregoing, the Buyer shall provide Seller with a copy of all exporting documents and any other documents reasonably requested by Seller to prove or substantiate to the appropriate tax authorities the goods were timely exported.

Withholding Taxes. If Buyer is required by any appropriate government department or agency to withhold compensation due Seller to satisfy any obligation of Seller for taxes due, Buyer shall give at least 30 days’ notice to Seller that Buyer will withhold. Buyer agrees to pay on a timely basis the amounts so withheld over to the appropriate government department or agency, on behalf of Seller, and to provide Seller with any tax receipts (originals, if possible) or other reliable evidence of payment issued by such government department or agency within 30 days of the date required for withholding. Buyer shall not withhold compensation due Seller if Seller produces evidence, acceptable to Buyer, that Seller is not subject to the withholding of such taxes. Buyer agrees that it shall not unreasonably withhold such acceptance. Buyer shall reimburse Seller for any taxes withheld for which receipts or other reliable evidence substantiating the remittance of taxes to the appropriate government department or agency are not provided to Seller. Buyer’s obligation to deliver to Seller tax receipts or other reliable evidence issued by the taxing authority shall not apply if Buyer establishes to the reasonable satisfaction of Seller that the appropriate government department or agency does not provide such documentation. Notwithstanding the above, if Buyer is required to pay any such taxes or amounts that Buyer believes is directly attributable to Seller, Buyer shall first provide notice to Seller and give Seller an opportunity to intervene to protect its interest before Buyer makes any payment.

Protest Rights. If the Buyer receives any demand or request for payment of any levies, charges, taxes or contributions for which it would seek indemnity or reimbursement from Seller, Buyer shall promptly and timely notify the Seller in writing of such demand or request. “Promptly and timely” as used in this sub clause means that Buyer must notify Seller so that Seller has enough time and a reasonable opportunity to appeal, protest or litigate the levies, charges, taxes or contributions in an appropriate venue. To the extent that Buyer fails to give prompt and timely notice, Seller has no obligation to, and will not, reimburse Buyer for these levies, charges, taxes or contributions. At Seller’s request and cost, Buyer shall initiate an appeal, protest or litigation in Buyer’s own name if Buyer is the only party that can legally initiate this appeal, protest or litigation. The Buyer shall allow the Seller to control the response to such demand or request and the Buyer shall use its best efforts to appeal against such demand or request. If Buyer is required to pay any levies, charges, taxes or contributions in order to pursue an appeal, protest or litigation, Seller shall reimburse Buyer for that amount promptly upon receipt of a written request from Buyer. Seller shall not be responsible for any compromise made by Buyer without Seller’s prior written consent.

Cooperation. Buyer shall cooperate with Seller, and at the request of Seller, Buyer shall use its best efforts to supply to Seller such information (including documentary information) in connection with its activities as may be required by Seller for any of the following purposes:

a)             To enable Seller to comply with the lawful demand or requirement for such information by any appropriate government authority or to ensure that all requirements of the applicable law are being complied with;

b)             To enable Seller to conduct, defend, negotiate or settle any claim arising out of, or in connection with, such activities, whether or not such claim shall have become the subject of arbitration or judicial proceedings;

c)              To enable Seller to make any application (including, but without limitation, any claim for any allowances or relief) or representation in connection with, or to contest any assessment on, or liability of Seller to any taxes, duties, levies, charges and contributions (and any interest or penalties thereon); or

d)             To secure for Seller any beneficial tax treatment and legally minimize any tax obligations in connection with this Agreement.

Seller’s request for such information and documents shall allow Buyer a reasonable time to prepare, provide and submit that information requested. The obligations set forth above shall exist for a period of six (6) years commencing with the date of agreement by Buyer of Seller’s final statement of account under the Agreement, and the Buyer shall retain and shall procure any subcontractor hereunder to retain, all information and documents in connection with its activities under or pursuant to the Agreement as shall enable the Buyer to comply with the above obligations.

4.              PAYMENT TERMS

Unless alternate payment terms are specified and agreed to by Seller in writing, all charges, including applicable packing and transportation costs, billed by Seller are payable within net 30 days of the date of invoice. Seller reserves the right to modify or withdraw credit terms at any time without notice. Unless otherwise specified, all payments are due in the currency specified in Seller’s Proposal, Acknowledgment and/or invoice. Interest shall be due from Buyer to Seller on overdue accounts at the maximum rate allowed by law. When partial shipments are made, the goods will be invoiced as shipped and each invoice will be treated as a separate account and be payable accordingly. Payment for goods is due whether or not technical documentation and/or any third party certifications are complete at the time of shipment. Seller shall be entitled to recover all reasonable attorneys’ fees and other costs incurred in the collection of overdue accounts. Seller reserves the right, where a genuine doubt exists as to Buyer’s financial position or if Buyer is in default of any payment obligation, to suspend delivery or performance of any Agreement or any part thereof without liability and without prejudice to, and without limitation of, any other remedy available to Seller until Buyer cures the default or satisfactory security for payment has been provided. Seller shall have the option to extend the delivery date by a time at least equal to the period of such suspension. In the event of Rental, should Buyer default in meeting any of the terms hereunder for any reason, Seller has the right to retrieve all Rentals as detailed in the Proposal and also to collect rental payments due. If Buyer elects to exercise a purchase option for Rental equipment, rental charges will be incurred and will be invoiced until the later of; (i) the end of the agreed rental period; or (ii) 30 days prior to the receipt of total purchase price and all other rental amounts due.

5.              DELIVERY

Unless otherwise agreed to by Seller in writing, delivery terms shall be EXW Seller’s premises (INCOTERMS 2010), except to the extent modified by these Terms and Conditions. Where goods are to be supplied from stock, such supply is subject to availability of stocks at the date of delivery. Partial shipments may be made as agreed to by Buyer and Seller. Stated delivery dates are approximate only and cannot be guaranteed. Seller shall have no liability for damages arising out of the failure to keep a projected delivery date, irrespective of the length of the delay. In the event Buyer is unable to accept delivery of goods when tendered, Seller may, at its option, arrange for storage of the goods at Buyer’s sole risk and Buyer shall be liable to Seller for the reasonable cost of such storage. This provision is without prejudice to any other rights which Seller may have with respect to Buyer’s failure to take delivery of goods, which includes the right to invoice Buyer for the goods. Buyer agrees that title to the stored goods will transfer to Buyer upon invoicing notwithstanding Buyer’s inability to accept delivery and that Buyer assumes all risk of loss or damage to the goods from the date title passes to Buyer. Buyer is responsible for all shipping costs from Seller’s premises to the location as designated by the Buyer. All shipping costs for the return of goods from the location specified by Buyer to Seller’s premises shall also be for Buyer’s account.

6.              FORCE MAJEURE

If either party is unable by reason of Force Majeure to carry out any of its obligations under this Agreement, other than the obligations to pay money when due and indemnification obligations assumed hereunder, then on such party giving notice and particulars in writing to the other party within a reasonable time after the occurrence of the cause relied upon, such obligations shall be suspended. “Force Majeure” shall include acts of God, laws and regulations, government action, war, civil disturbances, strikes and labor problems, delays of vendors, carriers, lightening, fire, flood, washout, storm, breakage or accident to equipment or machinery, shortage of raw materials, and any other causes that are not reasonably within the control of the party so affected. Seller shall be paid its applicable standby rate, if any, during any such Force Majeure event.

7.              CANCELLATION

Orders placed by Buyer and accepted by Seller may be canceled only with the consent of Seller and will subject Buyer to cancellation charges. All of Seller’s documents, drawings and like information shall be returned to Seller upon Buyer’s request for cancellation. No Orders may be canceled subsequent to delivery or shipment, whichever occurs earlier. As estimated actual damages, Buyer agrees to pay Seller the greater of Seller’s actual costs incurred prior to cancellation plus a reasonable profit, or the following minimum cancellation charges:

a)             20% of Agreement value if canceled 30 or more days prior to the original delivery/shipment date;

b)             50% of the Agreement value if canceled thereafter; or

c)              100% of the value of any non-standard items (which are items not built for stock or built to customer specifications).

In the event of Rental, minimum rental charges as stated in the Proposal will apply. Buyer shall verify

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the amount of the cancellation charges prior to canceling an order.

8.              TITLE AND RISK OF LOSS

For purchased goods, ownership and risk of loss pass to Buyer upon the earlier of (a) Seller’s delivery of the goods, or (b) invoicing by Seller for the goods where Buyer is unable to accept delivery on the scheduled date. Seller retains a security interest in the goods until the purchase price has been paid, and Buyer agrees to perform upon request all acts required to secure Seller’s interest. Seller accepts no responsibility for any damage, shortage or loss in transit. Seller will attempt to pack or prepare all shipments so that they will not break, rust or deteriorate in shipment, but Seller does not guarantee against such damage. Claims for any damage, shortage or loss in transit must be made by Buyer on the carrier.

In the event of Rental, Buyer assumes all risk and liability whether or not covered by insurance, for loss or damage to the Rental machinery or equipment. Risk and liability passes to Buyer upon delivery by Seller. Title to Rental machinery or equipment shall remain with Seller at all times. Buyer acquires no ownership, title or property rights to the Rental machinery or equipment except the right to use the Rental machinery or equipment subject to the terms of this Agreement.

9.              LIMITED WARRANTY

New Equipment/Parts. In the case of the purchase of new Equipment/Parts, and solely for the benefit of the original user, Seller warrants, for a period of eighteen (18) months from delivery or twelve (12) months from installation, whichever is earlier, that new Equipment/Parts of its own manufacture shall conform to the material and technical specifications set forth in the Agreement. Goods manufactured by others are sold “as is” except to the extent the manufacturer honors any applicable warranty made by the manufacturer. Secondhand goods are sold “as is”. If the new Equipment/Parts fail to conform with such specifications upon inspection by Seller, Seller will, at its option and as Buyer’s sole remedy, either repair or replace such defective Equipment/Parts with the type originally furnished.

Remanufactured to “As New” Equipment/Parts. Seller warrants to Buyer, that for a period of six (6) months from the date of delivery by Seller or installation of the Equipment/Parts, whichever is earlier, that reconditioned to “as new” Equipment/Parts will be free from defects in material and workmanship. If the reconditioned to “as new” Equipment/Parts fail to conform with such warranty upon inspection by Seller, Seller will, at its option and as Buyer’s sole remedy, either repair or replace such defective Equipment/Parts with the type originally furnished.

Overhauled Equipment/Parts. Seller warrants that for a period of four (4) months from the date of delivery by Seller or three (3) months from installation, whichever is earlier, that overhauled Equipment/Parts will be free from defects in workmanship. If the overhauled Equipment/Parts fail to conform with such warranty upon inspection by Seller, Seller will, at its option and as Buyer’s sole remedy, either repair or replace such defective Equipment/Parts with the type originally furnished. This warranty expressly assumes that parts normally considered consumables (including, but not limited to rubber goods, seals (rubber, polymer and/or metallic) and/or bearings, are replaced during overhaul. If Buyer requests that such parts not be replaced, Seller hereby disclaims any warranty for said overhauled Equipment/Parts.

Service. Seller warrants that the Services to be provided pursuant to this Agreement shall conform to the material aspects of the specifications set forth in the Agreement. Seller shall re-perform that part of the non-conforming Services, provided Seller is notified by Buyer prior to Seller’s departure from the worksite.

Rental. Seller warrants that the Rental equipment to be provided pursuant to this Agreement shall conform to the material aspects of the specifications set forth in the Agreement. Provided Seller is notified by Buyer prior to Seller’s departure from the worksite, Seller shall repair or replace non-conforming Rental equipment. In the event of failure or other non-performance of Seller’s Rental equipment’s contributing to loss of hole, rental rates will apply during re-drill to equivalent TD.

Seller’s warranty obligations hereunder shall not apply if non-conformity or failure was caused by (a) Buyer’s failure to properly store or maintain the equipment or parts; (b) the unauthorized modification, repair or service of the equipment or parts by Buyer; (c) utilization of replacement parts not manufactured by Seller; or (d) use or handling of the equipment by Buyer in a manner inconsistent with Seller’s recommendations. Further, Seller’s warranty obligations under this Article 9 shall terminate if (a) Buyer fails to perform its obligations under this or any other Agreement between the parties, or (b) if Buyer fails to pay any charges due Seller. Any third party warranties provided on equipment or parts not manufactured by Seller are assigned to Buyer, without recourse, at the time of delivery, provided such warranties are assignable.

THIS ARTICLE 9 SETS FORTH BUYER’S SOLE REMEDY AND SELLER’S EXCLUSIVE OBLIGATION WITH REGARD TO NON-CONFORMING EQUIPMENT, PARTS, SERVICES OR RENTAL. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED PURSUANT TO THE PROVISIONS OF THIS ARTICLE 9, SELLER MAKES NO OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, AND SELLER DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.       CHANGES

Seller expressly reserves the right to change, discontinue or modify the design and manufacture of its products without obligation to furnish, retrofit or install products previously or subsequently sold.

11.       RETURN OF MAKE TO STOCK GOODS

With Seller’s written approval, unused, incorrectly shipped or “Made to Stock” goods ordered incorrectly, in new condition and of current manufacture and catalog specifications may be returned by Buyer for credit (subject to a restocking fee), provided written request is received within one (1) year after the purchase date. Non-standard goods are not returnable for credit and such goods shall only be accepted for return with the prior written agreement of Seller. Requests for return of goods must show the original purchase order number, invoice number, description of material, and date of purchase. Return of goods does not relieve Buyer of the obligation to make payment against Seller’s invoice, and any credit or refund allowed will be issued following Seller’s receipt of the goods. The credit allowed on returned goods, if any, is a merchandise credit and is applicable only against future purchases of Seller goods. The credit given will be solely in Seller’s discretion and may be based on the original or a subsequently adjusted price. A charge will be assessed to clean-up, refinish and restock the goods, if applicable. No rubber or electronic products or components may be returned for credit after six (6) months from date of purchase.

12.       LIABILITIES, RELEASES AND INDEMNIFICATION

For purpose of this Article 12, the following definitions shall apply:

“Seller Group” shall mean (i) Seller, its parent, subsidiary or related companies, (ii) its and their working interest owners, co-lessees, co-owners, partners, joint venturers, if any, and their respective parents, subsidiary or related companies and (iii) the officers, directors, employees, consultants, agents and invitees of all of the foregoing.

“Buyer Group” shall mean (i) Buyer, its parent, subsidiary or related companies, (ii) its and their working interest owners, co-lessees, co-owners, partners, joint venturers, if any, and their respective parents, subsidiary or related companies and (iii) the officers, directors, employees, consultants, agents and invitees of all of the foregoing.

“Claims” shall mean all claims, demands, causes of action, liabilities, damages, judgments, fines, penalties, awards, losses, costs, expenses (including, without limitation, attorneys’ fees and costs of litigation) of any kind or character arising out of, or related to, the performance of or subject matter of this Agreement (including, without limitation, property loss or damage, personal or bodily injury, sickness, disease or death, loss of services and/or wages, or loss of consortium or society).

a)             Seller shall release, indemnify, defend and hold Buyer Group harmless from and against any and all Claims in respect of personal or bodily injury to, sickness, disease or death of any member of Seller Group or Seller Group’s subcontractors or their employees, agents or invitees, and all Claims in respect of damage to or loss or destruction of property owned, leased, rented or hired by any member of Seller Group or Seller Group’s subcontractors or their employees, agents or invitees.

b)             Buyer shall release, indemnify, defend and hold Seller Group harmless from and against any and all Claims in respect of personal or bodily injury to, sickness, disease or death of any member of Buyer Group or Buyer Group’s other contractors or their employees, agents or invitees, and all Claims in respect of damage to or loss or destruction of property owned, leased, rented or hired by any member of Buyer Group or Buyer Group’s other contractors or their employees, agents or invitees.

c)              Each party covenants and agrees to support the mutual indemnity obligations contained in Paragraphs (a) and (b) above, by carrying equal amounts of insurance (or qualified self insurance) in an amount not less than U.S. $5,000,000.00.

d)             Notwithstanding anything contained in this Agreement to the contrary, in all instances where Seller is providing Services at a well site, Buyer, to the maximum extent permitted under applicable law, shall release, indemnify, defend and hold Seller Group and Seller Group subcontractors harmless from and against any and all Claims asserted by or in favor of any person or party, including Seller Group, Buyer Group or any other person or party, resulting from: (i) loss of or damage to any well or hole (including but not limited to the costs of re-drill), (ii) blowout, fire, explosion, cratering or any uncontrolled well condition (including but not limited to the costs to control a wild well and the removal of debris), (iii) damage to any reservoir, geological formation or underground strata or the loss of oil, water or gas therefrom, (iv) pollution or contamination of any kind (other than surface spillage of fuels, lubricants, rig sewage or garbage, to the extent attributable to the negligence of Seller Group, including but not limited to the cost of control, removal and clean-up, or (v) damage to, or escape of any substance from, any pipeline, vessel or storage facility.

e)              NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER AND EACH PARTY RELEASES THE OTHER FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR LOSSES (WHETHER FORESEEABLE AT THE DATE OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PRODUCTION, LOST REVENUE, LOST PRODUCT, LOST PROFIT, LOST BUSINESS OR BUSINESS OPPORTUNITIES.

f)               Seller’s total liability for all claims, damages, causes of action, demands, judgments, fines, penalties, awards, losses, costs and expenses (including attorney’s fees and cost of litigation) shall be limited to and shall not exceed the value of the Equipment, Parts, Services or Rental purchased under the Agreement.

g)              THE EXCLUSIONS OF LIABILITY, RELEASES AND INDEMNITIES SET FORTH IN PARAGRAPHS A. THROUGH F. OF THIS ARTICLE 12 SHALL APPLY TO ANY CLAIM(S), LOSSES OR DAMAGES WITHOUT REGARD TO THE CAUSE(S) THEREOF, INCLUDING BUT NOT LIMITED TO PRE-EXISTING CONDITIONS, WHETHER SUCH CONDITIONS BE PATENT OR LATENT, THE UNSEAWORTHINESS OF ANY VESSEL OR VESSELS, IMPERFECTION OF MATERIAL, DEFECT OR FAILURE OF PRODUCTS OR EQUIPMENT, BREACH OF REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED), ULTRAHAZARDOUS ACTIVITY, STRICT LIABILITY, TORT, BREACH OF CONTRACT, BREACH OF DUTY (STATUTORY OR OTHERWISE), BREACH OF ANY SAFETY REQUIREMENT OR REGULATION, OR THE NEGLIGENCE OR OTHER LEGAL FAULT OR RESPONSIBILITY OF ANY PERSON (INCLUDING THE INDEMNIFIED OR RELEASED PARTY), WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE.

h)             Redress under the indemnity provisions set forth in this Article 12 shall be the exclusive remedy(ies) available to the parties hereto for the matters, claims, damages and losses covered by such provisions.

13.       INSURANCE

Upon written request, each party shall furnish to the other party certificates of insurance evidencing the fact that the adequate insurance to support each party’s obligations hereunder has been secured. To the extent of each party’s release and indemnity obligations expressly assumed by each party hereunder, each party agrees that all such insurance policies shall, (a) be primary to the other party’s insurance; (b) include the other party, its parent, subsidiary and affiliated or related companies, and its and their respective officers, directors, employees, consultants and agents as additional insured; and, (c) be endorsed to waive subrogation against the other party, its parent, subsidiary and affiliated or related companies, and its and their respective officers, directors, employees, consultants and agents.

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14.       GOVERNING LAW

Except for Equipment, Parts, Services or Rental provided, or to be provided, by Seller in North or South America (the “America’s”), this Agreement shall be governed by and interpreted in accordance with the laws of England and Wales, excluding conflicts and choice of law principles. All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules. Arbitration shall be held in London, England and shall be conducted in the English language.

For Equipment, Parts, Services or Rental provided, or to be provided, by Seller in the America’s, this Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of Texas, excluding conflicts and choice of law principles. Any dispute, action or proceeding arising out of or relating to this Agreement must be brought in a state or federal court sitting in Harris County, Texas, and each of the parties hereby agrees to irrevocably submit itself to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or convenience of forum.

Seller retains the right to arbitrate any all disputes that may arise in connection with the provision of the Equipment, Parts, Services or Rental.

15.       OWNERSHIP AND PATENT INDEMNITY

All software used in connection with the Equipment, Parts, Services or Rental, either purchased or rented from Seller, is copyrighted and owned by Seller and licensed to Buyer. Seller warrants that the use or sale of Equipment or Parts hereunder will not infringe patents of others by reason of the use or sale of such Equipment or Parts per se, and hereby agrees to hold Buyer harmless against judgment for damages for infringement of any such patent, provided that Buyer shall promptly notify Seller in writing upon receipt of any claim for infringement, or upon the filing of any such suit for infringement, whichever first occurs, and shall afford Seller full opportunity, at Seller’s option and expense, to answer such claim or threat of suit, assume the control of the defense of such suit, and settle or compromise same in any way Seller sees fit. Seller does not warrant that such Equipment or Parts: (a) will not infringe any such patent when not of Seller’s manufacture, or specially made, in whole or in part, to the Buyer’s design specifications; or (b) if used or sold in combination with other materials or apparatus or used in the practice of processes, will not, as a result of such combination or use, infringe any such patent, and Seller shall not be liable and does not indemnify Buyer for damages or losses of any nature whatsoever resulting from actual or alleged patent infringement arising pursuant to (a) and (b) above. THIS ARTICLE STATES THE ENTIRE RESPONSIBILITY OF SELLER CONCERNING PATENT INFRINGEMENT.

16.       REGULATORY COMPLIANCE

By acceptance of delivery under this Agreement, Buyer warrants it has complied with all applicable governmental, statutory and regulatory requirements and will furnish Seller with such documents as may be required. Seller warrants and certifies that in the performance of this Agreement, it will comply with all applicable statutes, rules, regulations and orders in effect at the time of Agreement execution, including laws and regulations pertaining to labor, wages, hours and other conditions of employment, and applicable price ceilings if any. Seller will not provide any certification or other documentation nor agree to any contract provision or otherwise act in any manner which may cause Seller to be in violation of applicable United States law, including but not limited to the Export Administration Act of 1979 and regulations issued pursuant thereto. No provision in this Agreement shall be interpreted or applied which would require any party to do or refrain from doing any act which would constitute a violation of, or result in a loss of economic benefit under, any anti-boycott including but not limited to any such law of the United States. All Orders shall be conditional upon granting of export licenses or import permits which may be required. Buyer shall obtain at its own risk any required export license and import permits and Buyer shall remain liable to accept and pay for material if licenses are not granted or are revoked.

17.       CONFIDENTIAL INFORMATION

Each party recognizes and acknowledges that it shall maintain all data, information, disclosures, documents, drawings, specifications, patterns, calculations, technical information and other documents (collectively, “Confidential Information”) obtained from the other party in strict confidence. However, nothing hereinabove contained shall deprive the party receiving the Confidential Information of the right to use or disclose any information: (a) which is, at the time of disclosure, known to the trade or public; (b) which becomes at a later date known to the trade or the public through no fault of the party receiving the Confidential Information and then only after said later date; (c) which is possessed by the party receiving the Confidential Information, as evidenced by such party’s written records, before receipt thereof from the party disclosing the Confidential Information; (d) which is disclosed to the party receiving the Confidential Information in good faith by a third party who has an independent right to such information; (e) which is developed by the party receiving the Confidential Information as evidenced by documentation, independently of the Confidential Information; or, (f) which is required to be disclosed by the party receiving the Confidential Information pursuant to an order of a court of competent jurisdiction or other governmental agency having the power to order such disclosure, provided that the party receiving the Confidential Information uses its best efforts to provide timely notice to the party disclosing the Confidential Information of such order to permit such party an opportunity to contest such order. In the event that Seller owns copyrights to, patents to or has filed patent applications on, any technology related to the Equipment, Parts, Services or Rental furnished by Seller hereunder, and if Seller makes any improvements on such technology, then Seller shall own all such improvements, including drawings, specifications, patterns, calculations, technical information and other documents.

18.       INDEPENDENT CONTRACTOR

It is expressly understood that Seller is an independent contractor, and that neither Seller nor its principle, partners, employees or subcontractors are servants, agents or employees of Buyer. In all cases where Seller’s employees (defined to include Seller’s and its subcontractors, direct, borrowed, special, or statutory employees) are covered by the Louisiana Worker’s Compensation Act. La. R.S. 23:102 et seg., Seller and Buyer agreed that all Equipment, Parts, Services or Rental provided by Seller and Seller’s employees pursuant to this Agreement are an integral part of and are essential to the ability of Buyer to generate Buyer’s goods, products, and services for the purpose of La. R.S. 23:106(A) (1). Furthermore, Seller and Buyer agree that Buyer is the statutory employer of all of Seller’s employees for the purpose of La. R.S. 23:1061(A) (3).

19.       ADDITIONAL RENTAL TERMS AND CONDITIONS

Unless otherwise indicated, the rental rates contained in Seller’s Proposal are on a per day basis and such rates shall apply to each piece of equipment or part rented. Seller represents that it has fully inspected the Rental equipment and parts as detailed in the Agreement and that said equipment and parts are in good condition and repair, and are fully acceptable for use as specified in the Agreement. Furthermore, Seller represents that the Rental equipment and parts are not subject to any encumbrances or liens, and that Seller has full title to the equipment and parts, and thus, Seller is authorized to enter into and execute this Agreement.

Buyer represents that it shall use the Rental equipment and parts in a careful and proper manner and shall comply with all laws, ordinances and regulations relating to the possession, use and maintenance of the equipment and parts in accordance with Seller’s approved procedures. In the event the parties agree that the Buyer shall operate the Rental equipment and parts, Buyer further represents that the Rental equipment and parts will be operated by skilled employees trained in the use of the Rental equipment and parts. Buyer shall keep the Rental equipment and parts free and clear of all liens and encumbrances arising in connection with Buyer’s operations and/or use of the Rental equipment and parts. Buyer, at its sole cost, shall provide and maintain insurance against the loss, theft, damage or destruction of the Rental equipment and parts. The coverage shall be in an amount not less than the new replacement price of the Rental equipment and parts. NOV shall provide equipment and parts prices at execution of this Agreement.

At the expiration of the applicable rental term, Buyer will at its sole cost return the Rental equipment to the facility designated by Seller, in working condition (reasonable wear and tear excepted). Upon receipt of the returned Rental equipment, Seller will service and inspect the Rental equipment. In the event Seller determines that the Rental equipment is materially damaged or not in working condition (reasonable wear and tear excepted), any service work required to bring the Rental equipment to good working condition will be charged back to the Buyer. Such charges may include service, inspection, and spare parts.

20.       GENERAL

Failure of Buyer or Seller to enforce any of the terms and conditions of this Agreement shall not prevent a subsequent enforcement of such terms and conditions or be deemed a waiver of any subsequent breach. Should any provisions of this Agreement, or portion thereof, be unenforceable or in conflict with applicable governing country, state, province, or local laws, then the validity of the remaining provisions, and portions thereof, shall not be affected by such unenforceability or conflict, and this Agreement shall be construed as if such provision supersedes all prior oral or written agreements or representations. Buyer acknowledges that it hast not relied on any representations other than those contained in this Agreement. This Agreement shall not be varied, supplemented, qualified, or interpreted by any prior course of dealing between the parties or by any usage of trade and may only be amended by an agreement executed by an authorized representative of each party.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

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